Exhibit 19

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996              /s/C. Duane Blinn, Director
                               -----------------
                               C. Duane Blinn

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                  /s/Robert Chesek, Director
                                   ----------------
                                   Robert Chesek

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.





February 21, 1996               /s/E. Virgil Conway, Director
                                --------------------
                                E. Virgil Conway

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.






February 21, 1996                  /s/Harry Dalzell-Payne, Director
                                   -----------------------
                                   Harry Dalzell-Payne

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996               /s/ Francis E. Jeffries , Director
                                ------------------------
                                Francis E. Jeffries

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                     /s/ Leroy Keith, Jr., Director
                                      --------------------
                                      Leroy Keith, Jr.

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                      /s/ Everett L. Morris, Director
                                       ---------------------
                                       Everett L. Morris

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                   /s/James M. Oates, Director
                                    -----------------
                                    James M. Oates

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







March 12, 1996                 /s/ Calvin J. Pedersen, Director
                               ----------------------
                               Calvin J. Pedersen

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.





February 21, 1996                       /s/Philip R. Reynolds, Director
                                        ---------------------
                                        Philip R. Reynolds

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.




February 21, 1996                 /s/Herbert Roth, Jr., Director
                                  ---------------------
                                  Herbert Roth, Jr.

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.






February 21, 1996                      /s/Richard E. Segerson, Director
                                       -----------------------
                                       Richard E. Segerson

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.






February 21, 1996                     /s/Lowell P. Weicker, Jr., Director
                                      -------------------------
                                      Lowell P. Weicker, Jr.

                                POWER OF ATTORNEY


     I, the undersigned Treasurer and Principal Accounting Officer of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Fixed Income Fund, Inc., provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                            /s/Nancy G. Curtiss
                                             --------------------
                                             Nancy G. Curtiss
                                             Treasurer
                                             Principal Financial and
                                             Accounting Officer